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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 3, 2004 and October 7, 2004 in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-118750) and related Prospectus of BlueLinx Holdings Inc. dated October 8, 2004.

/s/ Ernst & Young LLP

Atlanta, Georgia

October 8, 2004

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Consent of Independent Registered Public Accounting Firm